Consent of Independent Accountants

We hereby consent to 1) the incorporation by reference in T. Rowe Price Diversified Mid-Cap Growth Fund`s Registration Statement on Form N-1A (the "Registration Statement") of our reports dated January 21, 2003, relating to the financial statements and financial highlights which appear in the December 31, 2002 Annual Report to Shareholders of T. Rowe Price Balanced Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Capital Appreciation Fund, T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Equity Income Fund, T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Global Technology Fund, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Index Trust, Inc. (comprised of T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund and T. Rowe Price Total Equity Market Index Fund), T. Rowe Price Institutional Equity Funds, Inc. (comprised of T. Rowe Price Institutional Large-Cap Core Growth Fund, T. Rowe Price Institutional Large-Cap Growth Fund, T. Rowe Price Large-Cap Value Fund, T. Rowe Price Institutional Mid-Cap Equity Growth Fund and T. Rowe Price Institutional Small-Cap Stock Fund), T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price New Era Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc. and T. Rowe Price Value Fund, Inc., which are incorporated by reference into the Registration Statement; 2) the inclusion in the Registration Statement of our report dated December 15, 2003, relating to the financial statement of T. Rowe Price Diversified Mid-Cap Growth Fund; and 3) the reference to us under the heading "Independent Auditors" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2003